 FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP
ANNOUNCES THIRD QUARTER EARNINGS

October 24, 2017 - Honesdale, Pennsylvania
Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp. (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended September 30, 2017 of $2,941,000 which represents an increase of $2,329,000 over the $612,000 earned in the same three-month period of 2016.  Net interest income improved $1,300,000 and other income increased $459,000 due primarily to benefits derived from the acquisition of Delaware Bancshares, Inc. ("Delaware") which closed on July 31, 2016.  The 2016 period included $1,659,000 of non-recurring merger-related expenses incurred in connection with the acquisition of Delaware.  Earnings per share (fully diluted) were $0.47 in the 2017 period, increasing from the $0.10 earned in the similar period of last year after adjusting for the retroactive effect of the 50% stock dividend declared August 8, 2017.  Net income for the nine months ended September 30, 2017 totaled $8,041,000, which is $3,676,000 higher than the same period of 2016 primarily due to the positive impact of the merger realized during the entire 2017 period.  Earnings per share (fully diluted) for the nine months ended September 30, 2017 totaled $1.28 per share compared to $0.77 per share in the 2016 period after adjusting for the 50% stock dividend.  The annualized returns on average assets and average equity for the current three-month period were 1.03% and 9.85%, respectively.
Total assets as of September 30, 2017 were $1.132 billion with loans receivable of $756.0 million, deposits of $924.0 million and stockholders' equity of $117.7 million.  Total assets have increased $6.9 million during the past twelve months while loans, deposits and stockholders' equity have increased $49.8 million, $1.8 million and $2.0 million, respectively.
Non-performing assets, which include non-performing loans and foreclosed real estate owned, totaled $6.2 million or 0.55% of total assets as of September 30, 2017 compared to $7.1 million or 0.63% of assets as of June 30, 2017 and $7.6 million or 0.68% of total assets as of September 30, 2016.  Net charge-offs were $259,000 for the quarter and totaled $503,000 for the nine months ended September 30, 2017 compared to $84,000 and $2,733,000, respectively, for the similar periods in 2016.  Based on management's analysis, the Company added $600,000 and $1,800,000 to the allowance for loan losses for the three and nine-month periods ended September 30, 2017, respectively, compared to $450,000 and $1,600,000, respectively, for the similar periods in 2016.  The allowance for loan losses totaled $7,760,000 as of September 30, 2017 and represented 387% of total non-performing loans, compared to $6,164,000 and 274% of non-performing loans as of September 30, 2016.
For the three months ended September 30, 2017, net interest income, on a fully taxable equivalent basis (fte), totaled $9,419,000, which represents an increase of $1,363,000 compared to the similar period in 2016 due primarily to an $82.6 million increase in average loans outstanding and a $58.7 million increase in average securities.  Both increases were due to growth and assets acquired from Delaware in 2016.  Net interest margin (fte) for the 2017 period was 3.60% compared to 3.50% for the similar period in 2016 due primarily to a $126.2 million increase in average interest-earning assets resulting from both organic growth and the acquisition in 2016.  Net interest income (fte) for the nine months ended September 30, 2017 totaled $27,661,000, an increase of $6,313,000 compared to the similar period in 2016 due primarily to the acquisition.  Net interest margin (fte) year-to-date for the 2017 period was 3.55% compared to 3.65% in 2016.
Other income for the three months ended September 30, 2017 totaled $1,858,000 compared to $1,399,000 for the similar period in 2016.  The increase reflects fees and service charges related to the additional customers acquired from Delaware.  For the nine months ended September 30, 2017, other income totaled $5,158,000 compared to $3,689,000 in the 2016 period.  Gains on the sales of loans, investment securities, deposits and other assets totaled $543,000 in the 2017 year-to-date period compared to $323,000 in the corresponding 2016 period.  Excluding gains from sales, other income improved $1,249,000 over the first nine months of 2016.
Other expenses totaled $6,239,000 for the three months ended September 30, 2017, compared to $7,679,000 in the similar period of 2016.  The higher level of expense during the 2016 period reflects non-recurring merger costs of $1,659,000.  For the nine months ended September 30, 2017, other expenses totaled $18,984,000 compared to $16,556,000 for the similar period in 2016, an increase of $2,428,000.
Mr. Critelli commented, "Our earnings now reflect the full benefit of the acquisition of Delaware and are in-line with projections.  Our key performance metrics improved over last year, core operating expenses remain well controlled and our capital base remains above regulatory "Well Capitalized" targets.  During the third quarter, we declared a 50% stock dividend as another method to deliver shareholder value and enhance the liquidity of our stock.  We continue to search out opportunities available to us and we look forward to serving our growing base of stockholders and customers."
Norwood Financial Corp., through its subsidiary Wayne Bank, operates fourteen offices in Northeastern Pennsylvania and twelve offices in Delaware and Sullivan

Counties, New York.  The New York offices represent locations that were assumed through the acquisition of Delaware and its wholly-owned subsidiary, NBDC Bank.  The Company's stock is traded on the Nasdaq Global Market, under the symbol, "NWFL".
Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements.  When used in this discussion, the words "believes", "anticipates", "contemplates", "expects", and similar expressions are intended to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected.  Those risks and uncertainties include changes in federal and state laws, changes in interest rates, risks associated with the acquisition of Delaware Bancshares, Inc., the ability to control costs and expenses, demand for real estate, government fiscal policies, cybersecurity and general economic conditions.  The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
Non-GAAP Financial Measures
This release references tax-equivalent interest income and net interest income, which are non-GAAP (Generally Accepted Accounting Principles) financial measures.  Tax-equivalent interest income and net interest income are derived from GAAP interest income and net interest income using an assumed tax rate of 34%.  We believe the presentation of interest income and net interest income on a tax-equivalent basis ensures comparability of interest income and net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following reconciles net interest income to net interest income on a fully taxable equivalent basis:
(dollars in thousands)	Three months ended September 30		Nine months ended September 30
	2017	2016	2017	2016
Net interest income	$8,870	$7,570	$26,023	$20,139
Tax equivalent basis adjustment using 34% marginal tax rate	549	486	1,638	1,209
Net interest income on a fully taxable equivalent basis	$9,419	$8,056	$27,661	$21,348

Contact:     William S. Lance
    Executive Vice President &
                    Chief Financial Officer
    NORWOOD FINANCIAL CORP
    570-253-8505
                    www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands, except share and per share data)
(unaudited)
	September 30
	2017	2016
ASSETS
Cash and due from banks	$13,947	$19,404
Interest-bearing deposits with banks	368	13,729
Cash and cash equivalents	14,315	33,133

Securities available for sale	285,706	310,126
Loans receivable	756,014	706,199
Less: Allowance for loan losses	7,760	6,164
Net loans receivable	748,254	700,035
Regulatory stock, at cost	3,115	2,351
Bank premises and equipment, net	12,922	13,617
Bank owned life insurance	36,839	35,889
Foreclosed real estate owned	4,243	5,386
Accrued interest receivable	3,729	3,541
Goodwill	11,331	11,679
Other intangible assets	496	652
Deferred tax asset	8,304	5,560
Other assets	2,699	3,088
TOTAL ASSETS	$1,131,953	$1,125,057

LIABILITIES
Deposits:
Non-interest bearing demand	$212,844	$200,481
Interest-bearing	711,178	721,763
Total deposits	924,022	922,244
Short-term borrowings	47,229	33,156
Other borrowings	31,771	34,294
Junior subordinated debentures	-	8,248
Accrued interest payable	1,167	1,040
Other liabilities	10,072	10,375
TOTAL LIABILITIES	1,014,261	1,009,357

STOCKHOLDERS' EQUITY
Common Stock, $.10 par value, authorized 10,000,000 shares
issued: 2017: 6,246,663 shares, 2016: 4,156,273 shares	625	416
Surplus	108,730	47,576
Retained earnings	9,947	66,210
Treasury stock, at cost: 2017: 11,724 shares, 2016: 32,797 shares	(341)	(908)
Accumulated other comprehensive (loss) income	(1,269)	2,406
TOTAL STOCKHOLDERS' EQUITY	117,692	115,700

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,131,953	$1,125,057

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
INTEREST INCOME
Loans receivable, including fees	$8,289	$7,267	$24,020	$19,752
Securities	1,605	1,239	4,856	3,008
Other	2	22	37	28
Total Interest income	9,896	8,528	28,913	22,788

INTEREST EXPENSE
Deposits	828	677	2,392	1,838
Short-term borrowings	82	65	138	142
Other borrowings	116	216	360	669
Total Interest expense	1,026	958	2,890	2,649
NET INTEREST INCOME	8,870	7,570	26,023	20,139
PROVISION FOR LOAN LOSSES	600	450	1,800	1,600
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	8,270	7,120	24,223	18,539

OTHER INCOME
Service charges and fees	1,105	829	3,056	2,000
Income from fiduciary activities	160	126	395	342
Net realized gains on sales of securities	129	-	167	269
Gains on sales of loans, net	-	-	67	54
Earnings and proceeds on life insurance policies	320	283	850	616
Other	144	161	623	408
Total other income	1,858	1,399	5,158	3,689

OTHER EXPENSES
Salaries and employee benefits	3,209	3,070	9,639	7,620
Occupancy, furniture and equipment	799	755	2,519	1,736
Data processing and related operations	354	423	1,022	949
Taxes, other than income	233	205	693	535
Professional fees	217	185	706	516
FDIC Insurance assessment	97	170	283	402
Foreclosed real estate	303	119	1,028	582
Amortization of intangibles	35	34	115	81
Merger related	-	1,659	-	1,664
Other	992	1,059	2,979	2,471
Total other expenses	6,239	7,679	18,984	16,556

INCOME BEFORE TAX	3,889	840	10,397	5,672
INCOME TAX EXPENSE	948	228	2,356	1,307
NET INCOME	$2,941	$612	$8,041	$4,365

Basic earnings per share	$0.47	$0.10	$1.29	$0.77

Diluted earnings per share	$0.47	$0.10	$1.28	$0.77

* Per share data has been restated to give retroactive effect to the 50% stock dividend declared August 8, 2017.

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended September 30	2017	2016

Net interest income	$8,870	$7,570
Net income	2,941	612

Net interest spread (fully taxable equivalent)	3.48%	3.37%
Net interest margin (fully taxable equivalent)	3.60%	3.50%
Return on average assets	1.03%	0.24%
Return on average equity	9.85%	2.13%
Basic earnings per share *	$0.47	$0.10
Diluted earnings per share *	$0.47	$0.10

For the Nine Months Ended September 30	2017	2016

Net interest income	$26,023	$20,139
Net income	8,041	4,365

Net interest spread (fully taxable equivalent)	3.44%	3.50%
Net interest margin (fully taxable equivalent)	3.55%	3.65%
Return on average assets	0.96%	0.69%
Return on average equity	9.30%	5.45%
Basic earnings per share *	$1.29	$0.77
Diluted earnings per share *	$1.28	$0.77

As of September 30

Total assets	$1,131,953	$1,125,057
Total loans receivable	756,014	706,199
Allowance for loan losses	7,760	6,164
Total deposits	924,022	922,244
Stockholders' equity	117,692	115,700
Trust assets under management	151,373	136,307

Book value per share *	$18.46	$17.29
Tangible book value per share *	$16.54	$15.59
Equity to total assets	10.40%	10.28%
Allowance to total loans receivable	1.03%	0.87%
Nonperforming loans to total loans	0.27%	0.32%
Nonperforming assets to total assets	0.55%	0.68%

* Per share data has been restated to give retroactive effect to the 50% stock dividend declared August 8, 2017.

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)
	September 30	June 30	March 31	December 31	September 30
	2017	2017	2017	2016	2016
ASSETS
Cash and due from banks	$13,947	$16,055	$12,057	$14,900	$19,404
Interest-bearing deposits with banks	368	348	7,785	2,274	13,729
Cash and cash equivalents	14,315	16,403	19,842	17,174	33,133

Securities available for sale	285,706	300,667	295,801	302,564	310,126
Loans receivable	756,014	735,026	719,443	713,889	706,199
Less: Allowance for loan losses	7,760	7,419	6,901	6,463	6,164
Net loans receivable	748,254	727,607	712,542	707,426	700,035
Regulatory stock, at cost	3,115	2,435	1,939	2,119	2,351
Bank owned life insurance	36,839	36,575	36,352	36,133	35,889
Bank premises and equipment, net	12,922	12,953	13,073	13,531	13,617
Foreclosed real estate owned	4,243	4,523	4,703	5,302	5,386
Goodwill and other intangibles	11,827	11,862	11,902	12,291	12,331
Other assets	14,732	14,288	15,461	14,643	12,189
TOTAL ASSETS	$1,131,953	$1,127,313	$1,111,615	$1,111,183	$1,125,057

LIABILITIES
Deposits:
Non-interest bearing demand	$212,844	$200,364	$192,735	$191,445	$200,481
Interest-bearing deposits	711,178	732,107	738,678	733,940	721,763
Total deposits	924,022	932,471	931,413	925,385	922,244
Other borrowings	79,000	67,522	57,260	64,812	75,698
Other liabilities	11,239	11,153	9,990	9,907	11,415
TOTAL LIABILITIES	1,014,261	1,011,146	998,663	1,000,104	1,009,357

STOCKHOLDERS' EQUITY	117,692	116,167	112,952	111,079	115,700

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,131,953	$1,127,313	$1,111,615	$1,111,183	$1,125,057

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)
	September 30	June 30	March 31	December 31	September 30
Three months ended	2017	2017	2017	2016	2016
INTEREST INCOME
Loans receivable, including fees	$8,289	$7,925	$7,806	$7,858	$7,267
Securities	1,605	1,633	1,618	1,584	1,239
Other	2	24	10	14	22
Total interest income	9,896	9,582	9,434	9,456	8,528

INTEREST EXPENSE
Deposits	828	797	766	765	677
Borrowings	198	129	171	240	281
Total interest expense	1,026	926	937	1,005	958
NET INTEREST INCOME	8,870	8,656	8,497	8,451	7,570
PROVISION FOR LOAN LOSSES	600	600	600	450	450
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	8,270	8,056	7,897	8,001	7,120

OTHER INCOME
Service charges and fees	1,105	1,016	936	951	829
Income from fiduciary activities	160	128	106	107	126
Net realized gains on sales of securities	129	31	6	15	-
Gains (losses) on sales of loans, net	-	67	-	-	-
Earnings and proceeds on life insurance policies	320	275	255	272	283
Other	144	139	340	145	161
Total other income	1,858	1,656	1,643	1,490	1,399

OTHER EXPENSES
Salaries and employee benefits	3,209	3,212	3,219	3,308	3,070
Occupancy, furniture and equipment, net	799	809	911	889	755
Foreclosed real estate	303	152	572	98	119
FDIC insurance assessment	97	91	95	10	170
Merger related	-	-	-	142	1,659
Other	1,831	1,866	1,817	2,121	1,906
Total other expenses	6,239	6,130	6,614	6,568	7,679

INCOME BEFORE TAX	3,889	3,582	2,926	2,923	840
INCOME TAX EXPENSE	948	858	550	577	228
NET INCOME	$2,941	$2,724	$2,376	$2,346	$612

Basic earnings per share	$0.47	$0.44	$0.38	$0.38	$0.10

Diluted earnings per share	$0.47	$0.43	$0.38	$0.38	$0.10

Book Value per share	$18.46	$18.29	$18.06	$17.43	$17.29
Tangible Book Value per share	16.54	16.37	16.12	15.67	15.59

Return on average assets (annualized)	1.03%	0.97%	0.87%	0.83%	0.69%
Return on average equity (annualized)	9.85%	9.45%	8.54%	8.17%	5.45%

Net interest spread (fte)	3.48%	3.44%	3.40%	3.38%	3.37%
Net interest margin (fte)	3.60%	3.54%	3.51%	3.49%	3.50%

Allowance for loan losses to total loans	1.03%	1.01%	0.96%	0.91%	0.87%
Net charge-offs to average loans (annualized)	0.14%	0.05%	0.09%	0.09%	0.05%
Nonperforming loans to total loans	0.27%	0.35%	0.28%	0.25%	0.32%
Nonperforming assets to total assets	0.55%	0.63%	0.60%	0.64%	0.68%

* Per share data has been restated to give retroactive effect to the 50% stock dividend declared August 8, 2017.